Significant judgments, estimates and assumptions	12 Months Ended
Jun. 30, 2021
4. Significant judgments, estimates and assumptions

4. Significant judgments, estimates and assumptions

To prepare financial statements in conformity with IFRS, the Company must make estimates, judgements and assumptions concerning the future that affect the carrying values of assets and liabilities as of the date of the consolidated financial statements and the reported values of revenues and expenses during the reporting period. By their nature, these are uncertain and actual outcomes could differ from the estimates, judgments and assumptions. The impacts of such estimates are pervasive throughout the consolidated financial statements and may require accounting adjustments based on future occurrences. Revisions to accounting estimates are recognized in the period in which the estimate is revised and also in future periods when the revision affects both current and future periods. Significant accounting judgments, estimates and assumptions are reviewed on an ongoing basis.

Uncertainty due to the Covid-19 Pandemic

The impact of COVID-19 on the Company has been limited since it does not have any active exploration programs and construction activities related to the Molo Graphite Mine have mainly focused on the assembly of the processing plant overseas by our EPC contractor. Certain of our directors, officers, employees, consultants, and contractors have been indirectly impacted by intermittent lockdowns that have been imposed in Canada, Madagascar, Mauritius and in South Africa.

The Company has tried to incorporate the impact COVID-19 outbreaks and intermittent lockdowns into the development plans for the Molo Graphite Mine. Notwithstanding, intermittent lockdowns have the potential to cause unforeseen delays in the plant assembly and delivery schedule, as well as with mine site works construction schedule. It is not possible for the Company to predict the duration or magnitude of adverse impacts from further outbreaks and predict the effects on the Company’s business or results of operations.

The duration and full financial effect of the COVID-19 pandemic is unknown at this time, as are the measures taken by governments, the Company or others related to the COVID-19 pandemic. Any estimate of the length and severity of these developments is therefore subject to significant uncertainty, and accordingly estimates of the extent to which the COVID-19 pandemic may materially and adversely affect the Company’s operations, financial results and condition in future periods are also subject to significant uncertainty.

Inputs and assumptions relate to, among other things, interest rates, foreign exchange rates, cost of capital, commodity prices, and the amount and timing of future cash flows, while accounting judgments take into consideration the business and economic uncertainties related to the COVID-19 pandemic and the future response of governments, the Company and others to those uncertainties. In the current environment, the inputs and assumptions and judgements are subject to greater variability than normal, which could in the future significantly affect judgments, estimates and assumptions made by management as they relate to potential impact of the COVID-19 pandemic on various financial accounts and note disclosures and could lead to a material adjustment to the carrying value of the assets or liabilities affected. The impact of current uncertainty on judgments, estimates and assumptions includes the Company’s valuation of the long-term assets (including the assessment for impairment and impairment reversal), estimation of reclamation provisions, estimation of mineral reserves and mineral resources, and estimation of income and mining taxes. Actual results may differ materially from these estimates.

4. Significant judgments, estimates and assumptions (continued)

Going concern

The preparation of the consolidated financial statements requires management to make judgments regarding the ability to continue as a going concern.

Exploration and Evaluation Expenditures

The application of the Company’s accounting policy for exploration and evaluation expenditures requires judgment to determine whether future economic benefits are likely to arise and whether activities have reached a stage where the technical feasibility and commercial viability of extracting the mineral resource is demonstrable.

Development Stage Expenditures

The application of the Company’s accounting policy for development stage expenditures requires judgment to determine when the technical feasibility and commercial viability of extracting a mineral resource has been determined. Some of the factors that the Company may consider in its assessment of technical feasibility and commercial viability are set out below:

•	The level of geological certainty of the mineral deposit;
•	Life of mine plans or economic models to support the economic extraction of reserves and mineral resources;
•	A preliminary economic assessment, prefeasibility study or feasibility study that demonstrates the reserves and mineral resources will generate a positive commercial outcome;
•	Reasonable expectations that operating permits will be obtained; and
•	Approval by the Board of development of the project.

Income Taxes

Provisions for taxes are made using the best estimate of the amount expected to be paid based on a qualitative assessment of all relevant factors. The Company reviews the adequacy of these provisions at the end of the reporting period. However, it is possible that at some future date an additional liability could result from audits by taxing authorities. Where the final outcome of these tax‑related matters is different from the amounts that were initially recorded, such differences will affect the tax provisions in the period in which such determination is made.

Derivative warrant liability

The Company measures the fair value of the derivative liability using an option pricing model. This estimate requires determining the most appropriate inputs to the valuation model including the expected life of the warrant, volatility, dividend yield, and rate of forfeitures and making assumptions about them. The value of the warrant liability along with the assumptions and model used for estimating fair value are disclosed in Note 11 - Warrant derivative liabilities.

Royalty obligation

The Company accounts for a royalty obligation using a discounted cash flow forecast based on estimated future revenues from the Molo Graphite Mine, which is prepared by management. It is not based on observable market date but rather it is based on unobservable inputs of which the significant assumptions include the estimated flake graphite sales volumes and selling prices during the royalty term. Changes to these assumptions could have a significant impact on the measurement of the royalty obligation.

Share-based compensation

Estimating fair value for granted stock options requires determining the most appropriate valuation model which is dependent on the terms and conditions of the grant. This estimate also requires determining the most appropriate inputs to the valuation model including the expected life of the option, volatility, dividend yield, and rate of forfeitures and making assumptions about them. The value of the share-based payment expense along with the assumptions and model used for estimating fair value for share-based compensation transactions are disclosed in Note 15 – Long term incentive plan.

Flow-Through Provision Estimates

The estimation of the value of the provision for the Part XII.6 taxes for the indemnification liability to subscribers of the flow-through shares issued in fiscal 2014 for the additional taxes payable to such subscribers related to the CEE renunciation shortfall that occurred in fiscal 2015 is based on applying a blended tax rate of approximately 35% against the CEE renunciation shortfall. The assumptions and calculations used for estimating the value attributed to the flow-through provision are disclosed in Note 12 - Provisions.